UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF
THE SECURITIES EXCHANGE ACT OF 1934
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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

MOLEKULE GROUP, INC.

(Name of Registrant as Specified In Its Charter)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

MOLEKULE GROUP, INC.
10455 Riverside Dr.
Palm Beach Gardens, FL 33410
NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS
AND INFORMATION STATEMENT
To the Stockholders of Molekule Group, Inc.:
The accompanying information statement (the “Information Statement”) is furnished by the Board of Directors of Molekule Group, Inc., a Delaware corporation (the “Company,” “we,” “us” and “our”), to inform the holders of record of our common stock (the “Common Stock”), that the holders of a majority of the issued and outstanding shares of Common Stock and the holders of a majority of the voting power of Common Stock, approving in accordance with Nasdaq Listing Rule 5635(b) and 5635(d), acting by a written consent (the “Written Consent”) dated May 4, 2023 (the “Consent Date”) in lieu of a meeting, have approved the prospective issuance of the shares of Common Stock that are issuable upon exercise of a Series A warrant to purchase up to 3,125,000 shares of Common Stock, a Series B warrant to purchase up to 6,250,000 shares of Common Stock, and a portion (175,000 shares) of a pre-funded warrant to purchase up to 2,850,000 shares of Common Stock (the “Warrant Share Issuance”). The Series A and B warrants and the pre-funded warrant were sold to a single institutional investor pursuant to a securities purchase agreement entered into by such investor and the Company on May 3, 2023. The Series A and B warrants and 175,000 shares of the pre-funded warrant are not exercisable until twenty (20) calendar days following the mailing of the Information Statement.
The Written Consent is sufficient to approve the Warrant Share Issuance under Delaware law and the Company’s Amended and Restated Certificate of Incorporation. The Information Statement is being furnished to our stockholders as of the Consent Date, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder solely for the purpose of informing stockholders of this corporate action before it takes effect. In accordance with Rule 14c-2 under the Exchange Act, the Warrant Share Issuance is expected to become effective twenty (20) calendar days following the mailing of the Information Statement, or as soon thereafter as is reasonably practicable. The Information Statement will first be mailed to stockholders on or about June 2, 2023.
NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THE INFORMATION STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
We encourage you to read the Information Statement. Although you will not have an opportunity to vote on the approval of the Warrant Share Issuance, the Information Statement contains important information about the Warrant Share Issuance.
By Order of the Board of Directors
/s/ Amin J. Khoury, PhD (Hon)

Amin J. Khoury, PhD (Hon)
Chairman of the Board of Directors
Palm Beach Gardens, FL
May 22, 2023

MOLEKULE GROUP, INC.
10455 Riverside Dr.
Palm Beach Gardens, FL 33410
INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
PURPOSE OF INFORMATION STATEMENT
This information statement (the “Information Statement”) is furnished by the Board of Directors of Molekule Group, Inc., a Delaware corporation (the “Company,” “we,” “us” and “our”), to inform the holders of record of our common stock (the “Common Stock”), that the holders of a majority of the issued and outstanding shares of Common Stock and the holders of a majority of the voting power of Common Stock, approving in accordance with Nasdaq Listing Rule 5635(b) and 5635(d) (collectively, “Nasdaq Rule 5635”), acting by a written consent (the “Written Consent”) dated May 4, 2023 (the “Consent Date”) in lieu of a meeting, have approved the prospective issuance of the shares of Common Stock issuable upon exercise of a Series A warrant to purchase up to 3,125,000 shares of Common Stock, a Series B warrant to purchase up to 6,250,000 shares of Common Stock, and a portion (175,000 shares) of a pre-funded warrant to purchase up to 2,850,000 shares of Common Stock (the “Warrant Share Issuance”). The Series A and B warrants and the pre-funded warrant (collectively, the “2023 Warrants”) were sold to a single institutional investor (the “Purchaser”) pursuant to a securities purchase agreement entered into by such investor and the Company on May 3, 2023 (the “Purchase Agreement”). The Series A and B warrants and 175,000 shares of the pre-funded warrant are not exercisable until twenty (20) calendar days following the mailing of the Information Statement.
The Written Consent is sufficient to approve the Warrant Share Issuance under Delaware law and the Company’s Amended and Restated Certificate of Incorporation (the “Charter”). The Information Statement is being furnished to our stockholders as of the Consent Date, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder solely for the purpose of informing stockholders of this corporate action before it takes effect.
The Information Statement will first be mailed to stockholders on or about June 2, 2023.
VOTING SECURITIES AND CONSENT OF STOCKHOLDERS
The Company has one class of Common Stock outstanding. Each share of Common Stock entitles the holder to one vote on each matter requiring the approval of the holders of Common Stock.
The Company’s Common Stock is listed on the Nasdaq Capital Market, and the Company is subject to Nasdaq’s rules and regulations, including Nasdaq Rule 5635. Nasdaq Rule 5635, subsections (b) and (d), requires stockholder approval prior to certain issuances of securities, as follows:
(b) the issuance of securities in a transaction (other than a public offering) when the issuance or potential issuance will result in a change of control of the Company (which is defined by Nasdaq as the issuance of common stock where, as a result of the issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position); or
(d) the issuance in a transaction (other than a public offering) of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the outstanding common stock or 20% or more of the voting power of a company for a purchase price that is lower than (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of a binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (such lower amount, the “Minimum Price”).

The issuance of securities contemplated by the Purchase Agreement, together with and including the Warrant Share Issuance, may be determined to (i) result in a change of control of the Company and (ii) constitute an issuance of Common Stock equal to or greater than 20% of the outstanding shares of Common Stock at a price less than the Minimum Price.
Under our Charter, any action that can be taken by the stockholders of the Company at an annual or special meeting of stockholders may be taken by written consent without a meeting; provided that, such action has been expressly approved in advance by the Company’s Board of Directors (the “Board”).
On May 4, 2023, the Board adopted resolutions authorizing (i) the Purchase Agreement, including transactions in connection with the Warrant Share Issuance and (ii) the stockholders of the Company to act by written consent in order to approve the Purchase Agreement and the transactions contemplated by the Purchase Agreement, including the Warrant Share Issuance, in accordance with Nasdaq Rule 5635.
On May 4, 2023, a majority of the Company’s stockholders, representing approximately 60% of our outstanding shares of Common Stock as of the Consent Date (“the Outstanding Shares”), consented in writing to the execution and delivery of the Purchase Agreement, which included the issuance of the Shares (as defined herein) and the issuance of the shares issuable upon exercise of the 2023 Warrants and authorized the officers of the Company to do or cause to be done any and all acts and things as they may deem necessary or desirable for the performance in full of all obligations of the Company under the Purchase Agreement, which includes the Warrant Share Issuance. In accordance with Rule 14c-2 under the Exchange Act, the Warrant Share Issuance is expected to become effective twenty (20) calendar days following the mailing of the Information Statement, or as soon thereafter as is reasonably practicable.
Accordingly, all necessary corporate approvals in connection with the Warrant Share Issuance have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company in the manner required under the Exchange Act. The general effect of the PIPE Financing (as defined herein) is described in “APPROVAL OF THE WARRANT SHARE ISSUANCE FOR PURPOSES OF NASDAQ RULE 5635”.
Except as otherwise disclosed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), the Company knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of the Common Stock.

NO DISSENTERS’ OR APPRAISAL RIGHTS
Under Delaware law, holders of Common Stock are not entitled to dissenters’ rights of appraisal with respect to the Warrant Share Issuance.
INTERESTS OF CERTAIN PARTIES IN THE MATTERS ACTED UPON
None of the directors or executive officers of the Company have any substantial interest resulting from the Warrant Share Issuance that is not shared by all other stockholders, pro rata, and in accordance with their respective interests.
COSTS OF THIS INFORMATION STATEMENT
We will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information to investors. This Information Statement includes forward-looking statements that reflect our current expectations and projections about our future results, performance and prospects. Forward-looking statements include all statements that are not historical in nature or are not current facts. When used in this Information Statement, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.
These forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause our actual results, performance and prospects to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in our filings with the SEC, in particular those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K, as filed with the SEC on March 31, 2023, as amended on April 3, 2023 (our “Annual Report”) and the following factors:
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general economic conditions in the markets where we operate;

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the impact of the COVID-19 pandemic and related prophylactic measures;

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expected timing of regulatory approvals and product launches;

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non-performance of third-party vendors and contractors;

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risks related to our ability to successfully sell our products and the market reception to and performance of our products;

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our compliance with, and changes to, applicable laws and regulations;

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our limited operating history;

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our ability to manage growth;

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our ability to obtain additional financing when and if needed;

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our ability to expand product offerings;

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our ability to compete with others in our industry;

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our ability to protect our intellectual property;

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the ability of certain stockholders to determine the outcome of matters that require stockholder approval;

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our ability to retain the listing of our Common Stock on Nasdaq;

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our ability to defend against legal proceedings;

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success in retaining or recruiting, or changes required in, our officers, key employees or directors;

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our ability to achieve the expected benefits from past and future mergers;

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the risk that goodwill or identifiable intangible assets could become impaired; and

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our ability to successfully consummate acquisitions.

In light of these risks, uncertainties and assumptions, you are cautioned not to put undue reliance on any forward-looking statements in this Information Statement. These statements should be considered only after carefully reading this entire Information Statement and the information incorporated by reference herein. Except as required under the federal securities laws and rules and regulations of the SEC, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional risks that we may currently deem immaterial or that are not presently known to us could also cause the forward-looking events discussed in this Information Statement not to occur.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our shares of Common Stock as of May 15, 2023 by each beneficial owner of more than five percent of each such class of shares known to us, by each of our directors, by each of our named executive officers, and the current directors and executive officers as a group. Applicable percentage ownership is based on 34,002,750 shares of Common Stock outstanding on May 15, 2023, which gives effect to the 3,400,000 shares of Common Stock issued to the Purchaser but does not give effect to the issuance of 12,225,000 shares of Common Stock issuable upon exercise of the 2023 Warrants (as defined herein) as a result of the 2023 Warrants being subject to a beneficial ownership limitation that prohibits the Company from effectuating any exercise of the 2023 Warrants to the extent such exercise would result in the Purchaser beneficially owning more than 4.99% of the Common Stock after giving effect to such exercise (or, if such cap is increased at the Purchaser’s election, 9.99% of the Common Stock after giving effect to such exercise).
We have determined beneficial ownership in accordance with SEC rules. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. In computing the number of shares of Common Stock beneficially owned by a person or entity and the percentage ownership of that person or entity, we deemed to be outstanding all shares of common stock subject to restricted stock units held by that person or entity that are vested or that will vest within 60 days of the Consent Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Molekule Group, Inc., 10455 Riverside Drive, Palm Beach Gardens, FL 33410.
Name of Beneficial Owner	Number of Common Shares	Percentage
5% Stockholders
Foundry Group Next, L.P.(1)	7,217,710	21.2%
Armistice Capital Master Fund Ltd.(2)	3,400,000	9.9%
Entities associated with Crosslink(3)	2,355,290	6.9%
Entities associated with Uncork Capital(4)	1,702,824	5.0%
Lewis Pell(5)	1,569,060	4.6%
Named Executive Officers and Directors
Amin J. Khoury, PhD (Hon)(6)	4,130,790	12.1%
David Helfet, M.D.(7)	787,735	2.3%
Mark Krosney	256,728	*
Michael Senft(8)	70,515	*
Thomas P. McCaffrey(9)	218,360	*
Heather Floyd(10)	31,852	*
Timothy J. Scannell(11)	30,763	*
Stephen M. Ward, Jr.(12)	—	—
Brad Feld(1)	7,217,710	21.2%
Jason DiBona(13)	189,482	*
Ryan Tyler(14)	140,495	*
Directors and executive officers as a group (12 persons)(15)	13,295,267	39.8%

*
Less than 1%

(1)
Based solely on information reported in a Schedule 13D, filed with the SEC on January 23, 2023 by Foundry Group Next, L.P. (“Foundry”). As reported in such filing, Foundry has shared voting power with respect to 7,217,710 shares and shared dispositive power with respect to 7,217,710 shares. Foundry is the holder of the shares of Common Stock reported therein, and each of (i) Foundry’s general partner, FG Next GP, L.L.C. (“Foundry GP”), and (ii) Brad Feld, as managing director of Foundry GP, may be deemed to be indirect beneficial owners of such shares. Foundry GP and Brad Feld disclaim beneficial ownership of the securities except to the extent of their respective pecuniary interests therein. The principal business address of Foundry is 645 Walnut St., Boulder, CO 80306. Following the closing of our acquisition of Molekule, Inc., Brad Feld received a one-time initial grant of 92,000 Restricted Stock Units.
(2)
The shares of common stock reported herein are held by the Armistice Capital Master Fund Ltd. (the “Master Fund”) and may be deemed to be indirectly beneficially owned by (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund, and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Armistice Capital and Steven Boyd disclaim beneficial ownership of the securities except to the extent of their respective pecuniary interests therein. Excludes 13,725,000 shares issuable upon the exercise of the 2023 Warrants and a warrant issued by the Company to the Master Fund in June 2022 (the “2022 Warrant”), which are all subject to beneficial ownership limitations that prohibit the Master Fund from exercising any of the 2023 Warrants or 2022 Warrant if such exercise would result in the Master Fund beneficially owning a number of shares of common stock that would exceed 4.99% of our then outstanding common stock following such exercise, excluding for purposes of such determination shares of common stock issuable upon exercise of the Warrants that have not been exercised. The principal business address of Master Fund is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

(3)
Consists of the aggregate holdings of Common Stock of: (i) Crosslink Crossover Fund VII, L.P. (“Crossover VII”), (ii) Crosslink Crossover Fund VIII, L.P. and Crosslink Crossover Fund VIII-B, L.P. (collectively, the “Crossover VIII Funds”); (iii) Crosslink Endeavour Fund I, L.P. (“Crosslink Endeavour”); (iv) Crosslink Ventures VII, L.P. and Crosslink Ventures VII-B, L.P. (collectively, the “Crosslink Ventures Funds”); and (v) Crosslink Bayview VII, L.L.C. Crosslink Capital, Inc. (“Crosslink Inc.”) serves as the investment adviser of the Crosslink Ventures Funds, Crosslink Bayview VII, L.L.C., Crossover VII and the Crossover VIII Funds and has shared voting and investment control over the shares held by such entities and may be deemed to beneficially own the shares held by such entities. Crosslink LLC serves as the investment adviser of Crosslink Endeavor and has shared voting and investment control over the shares held by such entity and may be deemed to beneficially own the shares owned by such entity. The shares held by Crossover VII may be deemed to be indirectly beneficially owned by its general partner, Crossover Fund VII Management, L.L.C. The shares held by the Crossover VIII Funds may be deemed to be indirectly beneficially owned by their general partner, Crossover Fund VIII Management, L.L.C. The shares held by Crosslink Endeavour may be deemed to be indirectly beneficially owned by its general partner, Endeavour I Holdings, L.L.C. The shares held by the Crosslink Ventures Funds may be deemed to be indirectly beneficially owned by their general partner, Crosslink Ventures VII Holdings, L.L.C. The shares held by Crosslink Bayview VII, LLC may be deemed to be indirectly beneficially owned by its manager, Crosslink Ventures VII Holdings, L.L.C. Michael J. Stark is the control person of Crosslink Inc. In that capacity, he shares voting and dispositive power over the shares held by Crossover VII, the Crossover VIII Funds, the Crosslink Ventures Funds and Crosslink Bayview VII, LLC and may be deemed to beneficially own the shares held by such entities. Michael J. Stark, David R. Silverman and Eric J. Chin are the control persons of Crosslink LLC, and in that capacity, they share voting and dispositive power over the shares held by Crosslink Endeavour and may be deemed to beneficially own the shares held by such entity. Crosslink Inc. and Crosslink LLC are related entities and may constitute a group with respect to the shares. Those entities and their control persons may be deemed to beneficially own the shares beneficially held by Crossover VII, the Crossover VIII Funds, the Crosslink Ventures Funds, Crosslink Bayview VII, L.L.C. and Crosslink Endeavour. The aforementioned general partners, Michael J. Stark, David R. Silverman and Eric Chin disclaim beneficial ownership of the securities except to the extent of their respective pecuniary interests therein. The principal business address of the foregoing entities is 2180 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

(4)
Consists of the aggregate holdings of: (i) SoftTech VC IV, LP; (ii) SoftTech VC PLUS, LP; and (iii) Uncork Plus II LP. The shares held by the foregoing entities may be deemed to be indirectly beneficially owned by (i) their general partners, respectively, SoftTech VC IV, LLC, SoftTech VC PLUS, LLC and Uncork Plus II GP, LLC (collectively, the “Uncork GPs”) and (ii) Jean-Francois Clavier, the

managing member of each of the Uncork GPs. The Uncork GPs and Jean-Francois Clavier disclaim beneficial ownership of the securities except to the extent of their respective pecuniary interests therein. The principal business address of the foregoing entities is c/o Uncork Capital, 500 2nd Street, 3rd Floor San Francisco, CA 94107.
(5)
Based solely on information reported in a Schedule 13G, filed with the SEC on February 14, 2022, by Mr. Pell. As reported in such filing, Mr. Pell has sole voting power with respect to 1,569,060 shares and sole dispositive power with respect to 1,569,060 shares.

(6)
Includes 32,653 shares of Common Stock underlying vested restricted stock units that have not yet settled and excludes 715,306 shares of Common Stock underlying restricted stock units that do not vest within 60 days of May 15, 2023.

(7)
Includes 28,145 shares of Common Stock underlying vested restricted stock units that have not yet settled and excludes 56,291 shares of Common Stock underlying restricted stock units that do not vest within 60 days of May 15, 2023.

(8)
Includes 32,653 shares of Common Stock underlying vested restricted stock units that have not yet settled and excludes 65,306 shares of Common Stock underlying restricted stock units that do not vest within 60 days of May 15, 2023.

(9)
Includes 31,852 shares of Common Stock underlying vested restricted stock units that have not yet settled and excludes 63,703 shares of Common Stock underlying restricted stock units that do not vest within 60 days of May 15, 2023. Does not include 186,509 shares of Common Stock held by the 2012 McCaffrey Family Trust.

(10)
Includes 31,852 shares of Common Stock underlying vested restricted stock units that have not yet settled and excludes 63,703 shares of Common Stock underlying restricted stock units that do not vest within 60 days of May 15, 2023.

(11)
Includes 30,763 shares of Common Stock underlying vested restricted stock units that have not yet settled and excludes 61,526 shares of Common Stock underlying restricted stock units that do not vest within 60 days of May 15, 2023.

(12)
Excludes 92,000 shares of Common Stock underlying restricted stock units that do not vest within 60 days of May 15, 2023.

(13)
Includes 74,482 shares of Common Stock underlying vested restricted stock units that have not yet settled and excludes 481,768 shares of Common Stock underlying restricted stock units that do not vest within 60 days of May 15, 2023.

(14)
Includes 80,495 shares of Common Stock underlying vested restricted stock units that have not yet settled and excludes 544,505 shares of Common Stock underlying restricted stock units do not vest within 60 days of May 15, 2023.

(15)
Includes 489,173 shares of Common Stock underlying vested restricted stock units that have not yet settled and excludes 2,916,580 shares of Common Stock underlying restricted stock units that do not vest within 60 days of May 15, 2023.

APPROVAL OF THE WARRANT SHARE ISSUANCE FOR PURPOSES OF NASDAQ RULE 5635
Purpose of the Warrant Share Issuance
Our Board determined that it was is in the best interests of the Company and its stockholders to raise capital in the gross amount of $9,971,500 in a private placement transaction (the “PIPE Financing”) to fund the working capital needs of the Company. As described below, the Warrant Share Issuance is an integral part of the PIPE Financing.
Description of the PIPE and Warrant Share Issuance
On May 3, 2023, the Company entered into the Purchase Agreement, which was approved by the Company’s stockholders, pursuant to which the Company agreed to issue and sell to the Purchaser, and the Purchaser agreed to purchase from the Company at an aggregate purchase price of $9,971,500, in a private placement, (i) 3,400,000 shares of Common Stock (the “Shares”), (ii) a Series A Warrant to purchase up to 3,125,000 shares of Common Stock (the “Series A Warrant”), (iii) a Series B Warrant to purchase up to 6,250,000 shares of Common Stock (the “Series B Warrant”), and (iv) a pre-funded warrant to purchase up to 2,850,000 shares of Common Stock (the “Pre-Funded Warrant” and, collectively with the Series A Warrant and Series B Warrant, the “2023 Warrants”).
The Series A Warrant has an exercise price of $1.60 per share; the Series B Warrant has an exercise price of $1.84 per share; and the Pre-Funded Warrant had a pre-funded exercise price of $1.60 and a nominal remaining exercise price of $0.01 per share. The Series A Warrant, Series B Warrant and a portion (175,000 shares) of the Pre-Funded Warrant become exercisable following the receipt of stockholder approval, which has been obtained through the Written Consent, and the expiration of a 20-day period following the distribution of this Information Statement to the Company’s stockholders. The Series A Warrant terminates eight months after it becomes exercisable. The Series B Warrant and the Pre-Funded Warrant terminate five years after they become exercisable. All of the 2023 Warrants include a beneficial ownership limitation prohibiting the Company from effectuating any exercise of any of the 2023 Warrants if the number of shares of Common Stock beneficially owned by the Purchaser after such exercise would exceed 4.99% of the then outstanding shares of the Common Stock (or, if such cap is increased at the Purchaser’s election, 9.99% of the Common Stock after giving effect to such exercise).
The closing of the transactions contemplated by the Purchase Agreement occurred on May 5, 2023.
The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full and complete terms of the Purchase Agreement, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 9, 2023, which is incorporated herein by reference.
Reasons for Stockholder Approval
Pursuant to Nasdaq Rule 5635(b), if a company intends to issue securities that will result in a change of control of the Company, the issuer must obtain the prior approval of its stockholders. The Warrant Share Issuance, together with the other transactions contemplated by the Purchase Agreement, may result in a change of control of the Company for purposes of Nasdaq Rule 5635(b). As a result, the Company obtained stockholder approval prior to the Warrant Share Issuance.
Pursuant to Nasdaq Rule 5635(d), if an issuer intends to issue securities in a transaction that could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price for such stock, the issuer must obtain the prior approval of its stockholders. In addition, when an issuance includes common stock and warrants, Nasdaq attributes value to the warrants for purposes of determining whether the common stock portion is issued at a discount to the Minimum Price. The shares issued to the Purchaser, combined with 2,675,000 shares issuable upon exercise of the Pre-Funded Warrants, constituted less than 20% of the Outstanding Shares. However, the maximum number of shares of Common Stock that may be issued to the Purchaser upon exercise in full of the Series A Warrant and Series B Warrant, plus 175,000 shares issuable upon exercise of the Pre-Funded Warrant, would result in the issuance of more than 20% of the Outstanding Shares on a pre-transaction basis. As a result, Nasdaq Rule 5635(d) required that the Company obtain stockholder approval prior to the Warrant Share Issuance.
Effect of the PIPE Financing on Existing Stockholders
The issuance of securities pursuant to the Purchase Agreement will not affect the rights of the holders of outstanding Common Stock, but such issuances will have a dilutive effect on the Company’s existing stockholders, including the voting power and economic rights of the existing stockholders.
Approval of the PIPE Financing
The approval of the Warrant Share Issuance, including for purposes of Nasdaq Rule 5635, requires the approval of the holders of our outstanding Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
Holders of approximately 60% of the Outstanding Shares entitled to vote on this corporate action as of the Consent Date approved, among other things, the Warrant Share Issuance by a written consent in lieu of special meeting. Accordingly, the limitations on issuances and sales of securities under Nasdaq Rule 5635 will not apply to the Warrant Share Issuance. Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, such action may not be effected until at least twenty (20) calendar days following the mailing of this Information Statement to our stockholders. This Information Statement is first being mailed on or about June 2, 2023 to the Company’s stockholders of record as of the Consent Date.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Information Statement with respect to two or more stockholders sharing the same address by delivering a single Information Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are stockholders will be “householding” this Information Statement. A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you are a beneficial owner of shares held in “street name,” and if, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate communication, or if you and others in your household currently receive multiple copies of communications at your addresses and would like to request “householding” of those communications, please notify your broker.

WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports and other documents with the SEC. These reports contain additional information about the Company. The Company’s SEC filings are made available electronically to the public at the SEC’s website located at www.sec.gov. Stockholders can also obtain free copies of the Company’s SEC filings through the “Investors” section of the Company’s website at investors.molekule.com. The Company’s website address is being provided as an inactive textual reference only. The information provided on the Company’s website, other than the copies of the documents listed or referenced below that have been or will be filed with the SEC, is not part of this Information Statement, and therefore is not incorporated herein by reference.
The SEC allows the Company to “incorporate by reference” information that it files with the SEC in other documents into this Information Statement. This means that the Company may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement. This Information Statement and the information that the Company files later with the SEC may update and supersede the information incorporated by reference. Such updated and superseded information will not, except as so modified or superseded, constitute part of this Information Statement.
The Company is incorporating by reference the filings listed below and any additional documents that the Company may file with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date of the initial filing of this Information Statement and before the actions described in this Information Statement become effective, except the Company is not incorporating by reference any information furnished (but not filed) under Item 2.02 or Item 7.01 of any Current Report on Form 8-K and corresponding information furnished under Item 9.01 as an exhibit thereto:
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The Company’s Annual Report;

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The Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, filed with the SEC on May 15, 2023;

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The Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2023, February 6, 2023, February 27, 2023 and May 9, 2023; and

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The description of the Company’s securities registered pursuant to Section 12 of the Exchange Act, filed as Exhibit 4.7 of the Annual Report.

The Company undertakes to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates. You may obtain documents incorporated by reference by requesting them in writing at Molekule Group, Inc., 10455 Riverside Dr., Palm Beach Gardens, FL 33410, or by telephone at (833)-652-5326.
By Order of the Board of Directors
/s/ Amin J. Khoury, PhD (Hon)

Amin J. Khoury, PhD (Hon)
Chairman of the Board of Directors
Palm Beach Gardens, FL
May 22, 2023